Exhibit 31

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Sam B. Humphries, certify that:

1. I have reviewed this report on Form 10-KSB for the year ended March 31, 2005 of Uroplasty, Inc. (the “Registrant”); and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 3, 2005.

	By	/s/ Sam B. Humphries

Sam B. Humphries, President and Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel G. Holman, certify that:

1. I have reviewed this report on Form 10-KSB for the year ended March 31, 2005 of Uroplasty, Inc. (the “Registrant”); and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 3, 2005.

	By	/s/ Daniel G. Holman

Daniel G. Holman, Chief Financial Officer